Asset Retirement Obligations (Tables)	12 Months Ended
Dec. 31, 2016
Asset Retirement Obligations
Summary of the Company's ARO

(in thousands of dollars)	2016	2015
ARO liability at beginning of year	$20,980	$13,610
Liabilities incurred (1)	6,947	6,349
Accretion of ARO liability	1,263	1,087
Liabilities settled due to sale of related properties	(446)	(19)
Liabilities settled due to plugging and abandonment	(463)	(69)
Change in estimate (2)	(8,223)	22
ARO liability at end of year	20,058	20,980
Less: Current portion of ARO at end of year	(600)	(679)
Total long-term ARO at end of year	$19,458	$20,301
(1)	The 2016 amount includes $6.4 million related to wells acquired in the Anadarko Acquisition. See Note 3, “Acquisitions”.
(2)	The 2016 amount reflects a reduction in the estimated cost per well, consistent with the decline in actual costs experienced by the Company.